UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2006


                             INFOSEARCH MEDIA, INC.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       333-97385             90-0002618
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


                               4086 Del Rey Avenue
                        Marina Del Rey, California 90292
                                 (310) 437-7380
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             (Addresses, including zip code, and telephone numbers,
              including area code, of principal executive offices)

                                 Not Applicable
         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

On January 31, 2006, InfoSearch Media, Inc. issued a press release announcing its revenue for the fourth quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

         Exhibit            Description
         -------            -----------

         Exhibit 99.1 Press Release of InfoSearch Media, Inc. dated January 31, 2006.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INFOSEARCH MEDIA, INC.


DATE:  February 1, 2006                     By: /s/ Frank Knuettel, II
                                                ----------------------
                                                Frank Knuettel, II
                                                Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.        Description
         -----------        -----------

         Exhibit 99.1 Press Release of InfoSearch Media, Inc. dated January 31, 2006.